Summary Prospectus		February 28, 2014
CHNA	PowerShares China A-Share Portfolio

NYSE Arca, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invescopowershares.com/prospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to info@powershares.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2014 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The PowerShares China A-Share Portfolio (the “Fund”) seeks to provide long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(1)(2)	0.10%
Total Annual Fund Operating Expenses(1)	0.60%
Fee Waiver and/or Expense Reimbursement(3)	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.51%

(1)	Other Expenses, Acquired Fund Fees and Expenses and Total Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

(2)	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies (including money market funds). Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year. These expenses are based on the total expense ratio of the underlying funds disclosed in each underlying fund’s most recent shareholder report. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

(3)	Through August 31, 2015, Invesco PowerShares Capital Management LLC (the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate. This waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The Adviser cannot discontinue this waiver prior to its expiration.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses for periods thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$52	$183	$326	$741

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the Fund’s commencement of operations (October 8, 2013) through the end of the most recent fiscal year, the Fund’s portfolio turnover was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by providing exposure to the China “A-Shares” market using a quantitative, rules-based investment strategy. Under normal circumstances, the Fund will invest in a combination of (i) futures contracts (the “Futures”) on the FTSE China A50 Index (the “Benchmark”); (ii) ETFs that provide exposure to the largest companies within the China A-Shares market, including ETFs organized outside of the U.S. (“Underlying ETFs”); and (iii) A-Shares, to the extent permissible under Chinese law. The Fund expects to invest its remaining assets in U.S. government securities, money market instruments, cash and cash equivalent securities (i.e., corporate commercial paper) to collateralize its investments in the Futures or for other purposes. The Fund is actively managed by the Adviser and is not obligated to invest in the instruments included in the Benchmark or to track the performance of the Benchmark or of any index. Although the Fund seeks to exceed the performance of the Benchmark, there can be no assurance that the Fund will do so at any time.

The Benchmark is comprised of China’s domestic market A-Shares, which are securities issued by companies that are incorporated in mainland China and that trade in Renminbi on the Shanghai Stock Exchange or the Shenzhen Stock Exchange. The Benchmark includes the A-Share securities of the largest 50 A-Share companies (as determined by market capitalization) listed on those two exchanges.

Because it currently cannot invest in A-Shares directly, the Fund will invest primarily in futures contracts on the Benchmark that provide

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exposure to the China A-Shares market. These futures contracts are listed on the Singapore Exchange. By investing in the Futures, the Fund will have no direct ownership of the A-Shares of the companies included in the Benchmark, but the Fund will gain exposure to the performance of those companies.

The Fund will invest in the Futures as a significant part of its investment strategy. Generally, futures contracts are a type of derivative whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The Fund’s use of futures contracts will be underpinned by investments in short-term, high quality U.S. Treasury Securities, money market instruments, cash, and cash equivalent securities. The Futures will be used to simulate full investment in China A-Share securities.

Due to strict controls imposed by the Chinese government, the Fund currently cannot invest directly in A-Shares, which are available only to domestic Chinese investors and a limited pool of foreign investors, including foreign investors who have been approved as a Qualified Foreign Institutional Investor (“QFII”) by the China Securities Regulatory Commission (“CSRC”) and have obtained a QFII license and a quota. The Adviser currently is in the process of applying for a QFII license on behalf of the Fund for the Fund to invest directly in A-Shares. There are no assurances that such a QFII license will be granted, or that such a license, if granted, would permit the Fund to purchase A-Shares, or that the Adviser would invest the Fund, in an amount necessary to provide the Fund with sufficient A-Shares exposure.

The Adviser will continuously monitor the Fund’s holdings. If, in the future, the Adviser is unable to obtain a QFII license, the Fund is unable to invest in A-Shares, the Adviser concludes that direct investments in China A-Shares is not prudent, the market for the Futures presents liquidity constraints, or the Fund is unable to obtain sufficient exposure to the China A-Shares market, the Fund retains the right (subject to obtaining required regulatory and board approvals) to invest in a broader range of investments in the Chinese market. These investments may include China “H Shares” (shares of companies incorporated in mainland China, listed on the Hong Kong Stock Exchange and open to investment by foreign investors without need for a QFII license) and China “Red Chip” shares (shares of companies that are based in mainland China but that are incorporated outside China and are listed on the Hong Kong Stock Exchange).

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio holdings, the Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the desired results.

Futures Contract Risk. The Fund may have significant investment in the Futures. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price and are cleared through the exchange. Stock index contracts are futures contracts based on indices that reflect the market value of common stock of the firms included in the indices. The clearing exchange is deemed to be the counterparty to the Fund, and consequently investments in stock index futures contracts potentially expose the Fund to counterparty risk with respect to an exchange, (i.e., the risk that an exchange or its affiliates will be unable to perform its obligations under the terms of the futures contracts or otherwise defaults).

Although the Fund intends to invest in stock index futures contracts on a listing exchange, to the extent that the Fund is able to invest in futures off of an exchange, and does so, it may be subject to credit risk with respect to a counterparty, including that a counterparty may default on its obligations. If a futures contract counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under the over the counter futures contract, the Fund may obtain only a limited recovery, or no recovery at all, or may experience significant delays in obtaining any recovery.

As futures contracts on an index approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because futures contracts project price levels in the future, market circumstances may cause a discrepancy between the price of a stock index future and the movement in the underlying index. In the event of adverse price movements, the Fund would be required to make daily cash payments to maintain its required margin.

The Fund also must segregate liquid assets or enter into off-setting positions to “cover” open positions in futures contracts. For futures contracts that do not cash settle, the Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. For more information, see “Investment Policies and Risks—Futures” in the PowerShares Actively Managed Exchange Traded Fund Trust’s (the “Trust”) Statement of Additional Information (“SAI”).

By investing in the Futures, the Fund also is subject to capacity constraints and liquidity risks. In particular, the market for the Futures is not unlimited, and as the Fund grows in size, the supply for the Futures may not be sufficient to meet the Fund’s investment demands. There is no guarantee that the market for the Futures will grow in an amount sufficient to meet those investment demands. In addition, futures contracts may be subject to contractual or other restrictions on resale and may lack readily available markets for resale.

China Investment Risk. There are significant legal requirements that must be resolved before the Fund can invest directly in A-Shares. Currently, the Fund will invest in the Futures. Investing in the Futures based on the performance of Chinese companies included in the Benchmark involves several risks: The economy of China differs, sometimes unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, from time to time the Chinese government has taken actions that influence the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulated economic expansion. The regulatory oversight of Chinese companies differs from that in the United States and may not otherwise deter or uncover fraudulent actions by the issuers.

Chinese A-Shares Market Risk. The A-Shares market in China is an emerging market with a limited operating history, and it is not as

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developed as capital markets in the United States. Emerging markets tend to be smaller in size, have less liquidity and have greater volatility than markets in the United States. The various restrictions on the free flow of capital into the Chinese A-Shares market may adversely impact the liquidity of the market and increase the volatility of the trading prices of A-Shares, which in turn could impact the performance of the Benchmark and of the Fund. If and when the Fund is permitted to invest directly in A-Shares, the investment regulations in China under which the Fund would invest are relatively new; the application and interpretation of those investment regulations are relatively untested, and there is no certainty as to how they will be applied.

The Chinese government in the past has taken actions that benefited holders of A-Shares. Recent actions by the Chinese government to reform its capital markets have included reducing the time needed to obtain QFII quotas, increasing the amount of those quotas and reducing the requirements for applicants seeking QFII status. If A-Shares continue to become more available to foreign investors, the Chinese government may be less likely to take action that would benefit holders of A-Shares. Moreover, the laws, regulations (including the regulations allowing QFIIs to invest in China A-Shares), government policies and political and economic climate in China may change with little or no advance notice, and there can be no assurance that the Chinese government will continue to take similar actions in the future. Any such change could adversely affect the market conditions for A-Shares. It is not possible to predict the future development of the QFII system, and the CSRC may impose additional restrictions on the operations of QFIIs. In addition, the existence of a liquid trading market for the A-Shares may depend on whether there is supply of, and demand for, such A-Shares.

Investment and Repatriation Restrictions. If the Fund were to invest directly in A-Shares, such investments would be subject to pre-approved government limitations on the quantity of A-Shares in which the Fund may invest. If the Adviser obtains a QFII license, it would be required to remit the entire investment principal for its A-Share quota into a local sub-custodian account after the Adviser obtains a foreign exchange registration certificate from the Chinese government agency responsible for foreign exchange administration. Once remitted, investment capital only may be repatriated at certain designated times. Repatriation of investment capital and profits currently is subject to a lock-up period and other restrictions. This means that the Fund may be limited in its ability to transfer its investment principal for the Fund’s A-Share quota, which will be denominated in Renminbi, outside of China. Additionally, future changes to the repatriation rules could further limit the Fund’s ability to repatriate capital and could have a negative effect on the Fund’s operations.

Risk of Investments in Underlying ETFs. An investment in an Underlying ETF is subject to the risks associated with the Underlying ETF, which include, but are not limited to, the risk that the Underlying ETF’s investment strategy may not produce the intended results; the risk that securities in the Underlying ETF may underperform in comparison to the general securities markets or other asset classes; and the risk that the Underlying ETF will be concentrated in a particular issuer, market, industry or sector, and therefore will be especially susceptible to loss due to adverse occurrences affecting that issuer, market, industry or sector.

In addition, the investment performance of the Fund also may depend indirectly on the investment performance of the Underlying ETFs in which it invests. The Fund may pay indirectly a proportional share of the fees and expenses of the Underlying ETFs in which it invests (including operating expenses and management fees), while continuing to pay its own unitary management fee. As a result, shareholders effectively will absorb duplicate levels of fees with respect to investments in the Underlying ETFs.

Risk of Direct Investment in Foreign Securities. Investments in the securities of non-U.S. issuers, including investments in non-U.S. ETFs, involve risks beyond those associated with investments in the securities of U.S. issuers, such as less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and greater market volatility and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and as such, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications. Additionally, Underlying ETFs that are organized outside of the United States may not provide shareholders with the same type of protections that shareholders of U.S.-organized investment companies regulated under the Investment Company Act of 1940 (the “1940 Act”) receive.

If the Fund were to invest directly in A-Shares, the Fund’s investments will be in securities denominated in Renminbi, and the income received by the Fund in respect of such investments will be in Renminbi. In such circumstances, changes in currency exchange rates may negatively impact the Fund’s returns. The value of the Renminbi may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the United States, central banks or supranational entities. Furthermore, because dividends declared by the Fund would be declared in U.S. dollars and underlying payments received by the Fund from A-Shares would be made in Renminbi, fluctuations in exchange rates may adversely affect the dividends that the Fund would pay.

Liquidity Risk. The Fund will invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its holdings becomes more difficult and the judgment of the Adviser (through fair value procedures adopted by the Board of Trustees (the “Board”) of the PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”)) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

Valuation Time Risk. The Fund will invest in common stock of foreign issuers and, because foreign exchanges may be open on days when the Fund does not price its Shares, the value of those non-U.S. securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.

Interest Rate Risk. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. For example, the value of fixed-income securities generally will decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund’s investments in fixed-income securities with longer maturities will fluctuate more in response to interest rate changes.

Cash Transaction Risk. Unlike most ETFs, the Fund currently intends to allow creations and redemptions to settle principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, an investment in Shares may be less tax efficient than investments in shares of conventional ETFs.

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CHNA PowerShares China A-Share Portfolio

Tax Risk. The Fund may invest in stock index futures contracts that provide exposure to the China A-Shares market, including the Futures. To qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“RIC”), the Fund must meet a qualifying income test each taxable year. Failure to comply with the qualifying income test in any taxable year would have significant negative tax consequences to Fund shareholders. The Fund believes that income from the Futures should be treated as qualifying income for purposes of this qualifying income test, and thus that the Fund should qualify as a RIC. If the Internal Revenue Service (“IRS”) were to determine that the income that the Fund derives from the Futures did not constitute qualifying income, and if that position were upheld, the Fund likely would be required to reduce its exposure to such investments in order to maintain its qualification as a RIC, which may result in difficulty in implementing its investment strategies.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Market Risk. The Fund’s holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Additionally, the trading prices of the instruments in which the Fund invests fluctuate in response to a variety of factors, including events that impact the entire market or specific market segments, such as political, market and economic developments. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”). As a result, an investor could lose money over short or even long periods.

Commodity Pool Risk. The Fund’s investments in the Futures will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with CFTC rules. Registration as a CPO subjects the Adviser to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of funds whose adviser is required to register as a CPO. Registration as a commodity pool may have negative effects on the ability of the Fund to engage in its planned investment program.

Performance

The Fund commenced operations on October 8, 2013 and therefore does not have a performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also is accessible on the Fund’s website at www.invescopowershares.com and provides some indication of the risk of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	Since Inception
Richard Ose	Vice President and Portfolio Manager of the Adviser	Since Inception
Brian Picken	Vice President and Portfolio Manager of the Adviser	Since Inception

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) principally in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only in secondary market transactions through brokers. Shares of the Fund will be listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and because the Shares will trade at market prices rather than NAV, Shares of the Fund may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

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